UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024 (January 23, 2024)

ARK RESTAURANTS CORP.
(Exact name of registrant as specified in its charter)

New York	1-09453	13-3156768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Fifth Avenue
New York, New York 10003
(Address of principal executive offices, with zip code)

Registrant’s telephone number, including area code: (212) 206-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ARKR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 23, 2024, the Board of Directors of Ark Restaurants Corp. (the “Company”) approved the Company’s Amended and Restated Bylaws (the “A&R Bylaws”), effective as of such date. The A&R Bylaws amended and restated the Company’s prior Bylaws in its entirety primarily to update certain procedural requirements related to director nominations by shareholders in light of the Securities and Exchange Commission’s recent adoption of Rule 14a-19 and amendments to existing rules under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”). Among other things, the amendments effected by the A&R Bylaws:
•added certain updated procedures in connection with shareholder proposals to be brought before an annual meeting of shareholders, including certain additional information requirements with respect to the shareholder making the proposal;
•added certain updated procedures in connection with shareholder nominations of directors, including certain additional information requirements with respect to nominating shareholders, their proposed nominees and other persons related to a shareholder’s solicitation of proxies;
•added a requirement for a nominating shareholder to comply in all respects with the requirements of the Universal Proxy Rules;
•added a requirement that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white; and
•revised the notice period for shareholder meetings from fifty days to sixty days to reflect the procedural requirement provided for under Section 605 of the New York Business Corporation Law.
The foregoing description is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Ark Restaurants Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK RESTAURANTS CORP.

By:	/s/ Michael Weinstein
Name: Michael Weinstein
Title: Chief Executive Officer

Date: January 24, 2024